UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2018

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 1, 2018, Edwards Lifesciences Corporation (the “Company”) issued a press release and filed a Form 8-K with the Securities and Exchange Commission announcing its 2017 fourth-quarter and full-year financial results. Subsequent to issuing the press release, the Company revised the computation of its tax on unremitted foreign earnings relating to the computation of the deemed repatriation tax under the recently announced Tax Cuts and Jobs Act.  As revised, the provision for income taxes for the three and twelve months ended December 31, 2017 is $326.7 million and $451.3, respectively, versus the previously reported $288.2 million and $412.8 million, respectively.  The purpose of this Form 8-K/A is to amend Items 2.02 and 9.01 of the Original Report to revise the financial information included with the Original Report to reflect this revision. The Company’s Adjusted Net Income, Adjusted Earnings Per Share, and Non-GAAP Tax Rate as reported in the press release furnished with the Original Report remain unchanged.

Item 2.02.                                      Results of Operations and Financial Condition.

On February 1, 2018, the Company issued a press release announcing its 2017 fourth quarter and full year financial results. The financial information included in the February 1, 2018 press release has been revised to reflect a revision to the Company’s computation of its tax on unremitted foreign earnings for the three and twelve months ended December 31, 2017. A copy of the revised financial information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) of this Current Report on Form 8-K/A is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be deemed to be incorporated by reference in any filing made by Edwards Lifesciences Corporation pursuant to the Securities Act of 1933, as amended, or the Exchange Act other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.                                      Financial Statements and Exhibits.

(d)	Exhibits

99.1	Revised financial information of Edwards Lifesciences Corporation for the three and twelve months ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2018

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Scott B. Ullem
Scott B. Ullem
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Revised financial information of Edwards Lifesciences Corporation for the three and twelve months ended December 31, 2017.

4